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                                                          Exhibit 10(iii)A(1)(c)

                                   APPENDIX D


D.1      Eligible Individual        Don W. Hubble

D.2      Effective Date             October 18, 1996

D.3 Special Provisions The following special provision shall apply to the Eligible Individual's participation in the Plan.

         (a) As of the Effective Date, the Eligible Individual shall have his benefits determined as if he had twenty (20) years of Credited Service for benefit accrual and vesting purposes under the Plan.